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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     BREMER FINANCIAL CORPORATION              BREMER CAPITAL TRUST I
      (Exact names of registrant             (Exact names of registrant
           and co-registrant                      and co-registrant
    as specified in their charters)        as specified in their charters)

              MINNESOTA                               DELAWARE
     (State or other jurisdiction           (State or other jurisdiction
  of incorporation or organization)       of incorporation or organization)

               41-0715583                             51-6521779
 (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)

   445 MINNESOTA STREET, SUITE 2000, ST. PAUL, MINNESOTA 55101 (651) 227-7621 (Address, including zip code, and telephone number, including area code, of registrant's and co-registrant's principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ X ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-58576 (if applicable)

Securities to be registered pursuant to section 12(b) of the Act:

                       __% Cumulative Capital Securities
                (Liquidation Amount of $25 per Capital Security)
                     and the Capital Securities Guarantee of
               Bremer Financial Corporation with respect thereto

Securities to be registered pursuant to section 12(g) of the Act:  None

                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         For a full description of the ___% Cumulative Capital Securities (the "Capital Securities") of Bremer Capital Trust I, a statutory business trust created under the laws of the state of Delaware, and the capital securities guarantee with respect to the Capital Securities issued by Bremer Financial Corporation, both of which are being registered hereby, reference is made to the information contained under the captions "Description of the Capital Securities," "Description of the Junior Subordinated Debentures" and "Description of the Capital Securities Guarantee" in (i) the prospectus that forms part of the Registration Statement on Form S-2 (the "Registration Statement") of Bremer Financial Corporation and Bremer Capital Trust I (Registration No. 333-58576 previously filed with the Securities and Exchange Commission (the "Commission") on April 9, 2001, under the Securities Act of 1933, as amended (the "Securities Act")), and (ii) the related final form of prospectus to be filed with the Commission under Rule 424(b) of the Securities Act, which descriptions are incorporated herein by reference. Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes hereof to the extent that another document incorporated herein by reference modifies or supersedes such previous statement.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this Registration Statement on Form 8-A:

2.1 Certificate of Trust of Bremer Capital Trust I (incorporated herein by reference to Exhibit 4.3 to the Registration Statement). *

2.2(a) Declaration of Trust for Bremer Capital Trust I (incorporated herein by reference to Exhibit 4.4 to the Registration Statement). *

2.2(b) Form of Amended and Restated Declaration of Trust for Bremer Capital Trust I (incorporated herein by reference to Exhibit 4.5 to the Registration Statement). *

2.3 Form of Capital Securities Certificate (incorporated herein by reference to Exhibit 4.6 to the Registration Statement, which is included as an exhibit to Exhibit 4.5 to the Registration Statement). *

2.4 Form of Capital Securities Guarantee Agreement between Bremer Financial Corporation and Wilmington Trust Company (incorporated herein by reference to Exhibit 4.7 to the Registration Statement). *

2.5 Form of Indenture between Wilmington Trust Company and Bremer Financial Corporation (incorporated herein by reference to Exhibit 4.1 to the Registration Statement). *

2.6 Form of Junior Subordinated Debenture (incorporated herein by reference to Exhibit 4.2 to the Registration Statement, which is included as an exhibit to Exhibit 4.1 to the Registration Statement). *

* Incorporated by reference as indicated pursuant to Rule 12b-32.


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                                   SIGNATURES


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Bremer Financial Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on April 27, 2001.

                           BREMER FINANCIAL CORPORATION

                           By:
                           /s/ ROBERT B. BUCK
                           --------------------------------------------------
                           Robert B. Buck
                           Executive Vice President and Chief Financial Officer

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Bremer Capital Trust I has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on April 27, 2001.


                           BREMER CAPITAL TRUST I

                           By:
                           /s/ ROBERT B. BUCK
                           --------------------------------------------------
                           Robert B. Buck
                           Trustee